UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2026

Bolt Projects Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street, Suite 5447 San Francisco, CA	94114
(Address of principal executive offices)	(Zip Code)
(415) 325-5912
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BSLK	OTC Pink
Warrants, each 20 whole warrants exercisable for one share of Common stock at an exercise price of $230.00	BSLKW	OTC Pink
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
On February 25, 2026, the Board of Directors of Bolt Project Holdings, Inc. (the “Company”) received formal notice from its independent registered public accounting firm, Elliott Davis, PLLC (“Elliott Davis”), that Elliot Davis had made the decision to resign from its engagement with the Company effective February 27, 2026.

Elliott Davis audited the Company’s consolidated balance sheets as of December 31, 2024 and 2023, the related consolidated statements of operations and comprehensive loss, stockholders’ deficit, and cash flows for the years then ended, and the related notes thereto (collectively, the “financial statements”). The report of Elliott Davis did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Elliott Davis expressed substantial doubt as to the Company's ability to continue as a going concern.

During the past two fiscal years and subsequent interim period through the date of resignation, there were no disagreements between the Company and Elliott Davis on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Elliott Davis, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company's financial statements for such period.
During the past two fiscal years and subsequent interim periods through the date of this resignation, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended), except for the material weaknesses disclosed under the heading “Item 9A. Controls and Procedures—Evaluation of Controls and Procedures” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 18, 2025.
The Company has provided Elliott Davis with a copy of the foregoing disclosures and has requested that Elliott Davis furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Elliott Davis' letter, dated February 27, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
16.1	Letter to SEC from Elliott Davis, PLLC dated February 27, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT PROJECTS HOLDINGS, INC.

Date: February 27, 2026	By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer
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